NEWS RELEASE

Medgenics Announces Exercise by Underwriters of Over-Allotment Option

MISGAV, Israel and SAN FRANCISCO (March 26, 2013) – Medgenics, Inc. (NYSE MKT: MDGN and AIM: MEDU, MEDG) (the “Company” or “Medgenics”), the developer of a novel platform technology for the sustained production and delivery of therapeutic proteins in patients using their own tissue, today announced that, in connection with its previously announced public offering, the underwriters have exercised their option to purchase 470,000 shares of common stock at $5.24 per share and 840,000 Series 2013-A warrants (the Warrants) at $0.01 per Warrant, which allows for the purchase of 420,000 shares of Common Stock at an initial exercise price of $6.78. The Warrants are currently exercisable and will expire February 13, 2018. Further details of the Warrants were announced in a press release on February 14, 2013.

Net proceeds to Medgenics were $2,274,000, after deducting underwriting discounts.

The securities described above were sold by means of the Company’s existing shelf registration statement on Form S-3, a prospectus and related prospectus supplement, all as filed with the Securities and Exchange Commission (the “SEC”). Copies of such documents are available, on the SEC's website at http://www.sec.gov, and, in addition, may be obtained from Maxim Group LLC, Equity Syndicate Prospectus Department, 405 Lexington Avenue, 2nd Floor, New York, NY, 10022, or by telephone at 1-212-895-3745, or by email at syndicate@maximgrp.com.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

About Medgenics

Medgenics is developing and commercializing Biopump™, a proprietary tissue-based platform technology for the sustained production and delivery of therapeutic proteins using the patient's own tissue for the treatment of a range of chronic diseases including anemia, hepatitis and hemophilia, among others.

Forward-looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and as that term is defined in the Private Securities Litigation Reform Act of 1995, which include all statements other than statements of historical fact, including (without limitation) those regarding the Company's financial position, its development and business strategy, its product candidates and the plans and objectives of management for future operations. The Company intends that such forward-looking statements be subject to the safe harbors created by such laws. Forward-looking statements are sometimes identified by their use of the terms and phrases such as "estimate," "project," "intend," "forecast," "anticipate," "plan," "planning, "expect," "believe," "will," "will likely," "should," "could," "would," "may" or the negative of such terms and other comparable terminology. All such forward-looking statements are based on current expectations and are subject to risks and uncertainties. Should any of these risks or uncertainties materialize, or should any of the Company's assumptions prove incorrect, actual results may differ materially from those included within these forward-looking statements. Accordingly, no undue reliance should be placed on these forward-looking statements, which speak only as of the date made. The Company expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company's expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based. As a result of these factors, the events described in the forward-looking statements contained in this release may not occur.

Source: Medgenics, Inc.

Medgenics, Inc.
Dr. Andrew L. Pearlman, +972 4 902 8900
andrew.pearlman@medgenics.com
or
LHA
Anne Marie Fields, 212-838-3777
afields@lhai.com
@LHA_IR_PR
or
Abchurch Communications
Adam Michael/Joanne Shears/Jamie Hooper
+44 207 398 7719
jamie.hooper@abchurch-group.com
or
Nomura Code Securities (NOMAD & Joint Broker)
Jonathan Senior/Giles Balleny,
+44 207 776 1200
or
SVS Securities plc (Joint Broker)
Alex Mattey/Ian Callaway
+44 207 638 5600

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